UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2017

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.    Results of Operations and Financial Condition.

On April 26, 2017, Duke Realty Corporation, an Indiana corporation (the “Company”), the sole general partner of Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended March 31, 2017. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

The information contained in this Item 2.02, including the related information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Shareholders held on April 26, 2017 (the “Annual Meeting”), the shareholders of the Company voted on four proposals. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1.To elect ten directors to serve on the Company’s Board of Directors for a one-year term ending at the 2018 Annual Meeting of Shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
William Cavanaugh III	294,906,801	14,073,590	619,653	16,883,310
Alan H. Cohen	306,638,342	2,358,016	603,686	16,883,310
James B. Connor	293,747,196	9,960,890	5,891,958	16,883,310
Ngaire E. Cuneo	301,559,135	7,363,562	677,347	16,883,310
Charles R. Eitel	303,684,136	5,273,972	641,936	16,883,310
Melanie R. Sabelhaus	307,786,981	1,249,731	563,332	16,883,310
Peter M. Scott, III	307,864,177	1,159,586	576,281	16,883,310
Jack R. Shaw	302,236,806	6,783,943	579,295	16,883,310
Michael E. Szymanczyk	307,860,588	1,159,233	580,223	16,883,310
Lynn C. Thurber	307,795,062	1,246,104	558,878	16,883,310

2.To vote on an advisory basis to approve the compensation of the Company’s named executive officers for 2016:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
290,874,562	18,011,022	714,460	16,883,310

3.To recommend the frequency with which shareholders will vote on non-binding resolutions to approve the compensation of the Company’s named executive officers in future years:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
261,516,667	531,349	46,924,849	627,179	16,883,310

4.To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2017:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
321,821,165	4,113,127	549,062	—

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Duke Realty Corporation press release dated April 26, 2017, with respect to its financial results for the quarter ended March 31, 2017.*
_________________________

*	The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: Duke Realty Corporation, its general partner

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: April 27, 2017